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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) January 8, 1998


                                   REGENCY BANCORP
                (Exact name of registrant as specified in its charter)


         California                  33-82150                77-0378956
       (State or other        (Commission File Number)      (IRS Employer
       jurisdiction of                                    Identification No.)
       incorporation)




     7060 N. Fresno, Fresno, California                        93720
     (Address of principal executive offices)                (Zip Code)


     Registrant's telephone number, including area code:   (209) 438-2600


                                   Not Applicable
           (Former name or former address, if changed since last report).



                                                             Page 1 of 7 pages.

                                                The Exhibit Index is on Page 4.


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Item 5.   OTHER EVENTS.

          The Registrant issued a press release dated January 7, 1998 announcing that it has successfully completed its efforts to raise capital through a private placement of its common stock, providing a net infusion of $5.9 million to the bank holding company. Also announced was the appointment of two new members to its board, William J. Alessini and William J. Ruh who also participated in the private
          offering.   The foregoing is qualified by reference to the press
          release attached as exhibit 99.1

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS.

          Not Applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not Applicable.

     (c)  EXHIBITS.

          (99.1)    Press Release dated January 7, 1998


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REGENCY BANCORP




Date:     January 8, 1998               /s/ STEVEN F. HERTEL
                                        --------------------
                                        Steven F. Hertel
                                        President & CEO

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                                    EXHIBIT INDEX

                                                            Sequential
   Exhibit No.                Description                    Page No.
   -----------                -----------                   ----------

     99.1           Press Release dated January 7, 1998        5-7


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